SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest      October 13, 1995
event reported)

                         SHOWBOAT, INC.
       (Exact name of Registrant as specified in charter)

                             Nevada
         (State or other jurisdiction of incorporation)

          1-7123                           88-0090766
 (Commission File Number)       (IRS Employee Identification No.)

2800 Fremont Street, Las Vegas, Nevada                  89104
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (702) 385-9123

                         Not Applicable
  (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS

          Showboat Lemay, Inc. ("Showboat Lemay"), a wholly-owned subsidiary of Showboat, Inc. (the "Company"), owns an 80% interest in Southboat Limited Partnership, a Missouri limited partnership ("Southboat"). Showboat Lemay is the sole general partner of Southboat. On or about October 13, 1995, Southboat entered into a lease and development agreement (the "Lease") with the St. Louis County Port Authority, a public body corporate and politic of the State of Missouri ("SLCPA") for the lease of an approximately 29-acre parcel of real property located along the Mississippi River in the Lemay area of St. Louis County, Missouri (the "Premises"). Subject to obtaining a Missouri gaming license, Southboat anticipates constructing, developing and operating a dockside riverboat casino and permanently-moored barge gaming facility (collectively, the "Project") on the Premises. On October 17, 1995, Southboat submitted an application to the Missouri Gaming Commission for the necessary gaming licenses to operate the Project.

          The term of the Lease shall commence, if at all, on the date (i) the Missouri Gaming Commission commences the investigation  of  Southboat for a Missouri gaming  license;  and
(ii) Southboat has obtained all permits or licenses issued by the U.S. Army Corps of Engineers and other governmental bodies necessary to enable Southboat to commence construction of the Project. The term of the Lease shall be for 99 years. Fees and rent for the Premises are payable by Southboat as follows: a $500,000 acceptance fee after the due diligence period; (ii) a $750,000 security deposit on the commencment date of the Lease;
(iii) a $2.5  million fee on the commencement date of the Lease;
(iv) a $2.5  million  fee  on  the opening date of  the  Project;
(v) beginning on the commencement date and continuing until the opening date of the Project, rent in the amount of $2.0 million per annum payable in equal monthly installments; and (vi) beginning on the opening date of the Project and continuing until the expiration of the term of the Lease, the greater of 4% of adjusted gross receipts or Minimum Rent (as defined below).
"Minimum Rent" means $3.0 million during the first 12-month period occurring after the opening of the Project; $2.8 million during the second 12-month period; $2.6 million during the third 12-month period; $2.4 million during the fourth 12-month period; $2.2 million during the fifth 12-month period; and $2.0 million beginning on the fifth anniversary of the opening of the Project and continuing through the 15th lease year (the "Guarantee Period"). In addition to rent, Southboat is responsible for payment of all costs, charges, fees and expenses and other sums incurred in connection with Southboat's ownership, leasing, construction, development, management and operation of the Project, including, without limitation, fees, utility charges, sewage disposal charges, real estate, ad valorum, sales and use taxes, insurance and special assessments.

          Southboat has a period of 120 days from the date of execution of the Lease to perform, at its sole cost and expense, certain due diligence in connection with the following areas: (i) condition of SLCPA's title to the Premises; (ii) required rezoning of the Premises to be obtained by St. Louis County;
(iii) environmental condition of the Premises; and (iv) scope and quality of certain off-site improvements. If Southboat, in its discretion, determines that the Premises are not acceptable with respect to any of the above-referenced items and SLCPA fails to cure same, Southboat, subject to certain conditions, may terminate the Lease without any further obligation or liability. In addition, both Southboat and SLCPA have the right to terminate the Lease (i) if investigation by the Missouri Gaming Commission has not commenced within 14 months of the execution of the Lease or Southboat reasonably determines that the Commission will not commence investigation before such time, or (ii) upon the occurrence of certain other enumerated events, including an event of default as provided

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in  the Lease.  If the Lease is terminated by SLCPA as a result of an event of default by Southboat, Southboat is responsible to SLCPA for the damages sustained by SLCPA.

          The Company is the guarantor of the Lease and has executed an unconditional guarantee for Southboat's payment of Minimum Rent for the Guarantee Period of 15 years and Southboat's timely completion of construction of, and payment for, all improvements and installations in connection with Southboat's development of the Project on the Premises. If Southboat fails to pay any monthly installment of Minimum Rent,or if the Lease is terminated at any time within the Guarantee Period due to an event of default, the Company must pay the full sum of unpaid Minimum Rent due SLCPA under the Lease for the remainder of the Guarantee Period.

          A predecessor of Southboat and Showboat Operating Company, a wholly-owned subsidiary of the Company, entered into a Management Agreement (including an Administrative Services Agreement and Trademark License Agreement) dated May 2, 1995, whereby Showboat Operating Company, or its assigns ("SBOC") agreed to manage the proposed gaming operations at the Project. SBOC will receive an aggregate management fee equal to 5 1/4% of gross gaming revenues net of all gaming taxes, plus an incentive management fee equal to (i) 20% of earnings between $30.0 to $35.0 million before any interest expense, income taxes, capital lease rent, depreciation and amortization, and (ii) 10% of earnings in excess of $35.0 million before any interest expense, income taxes, capital lease rent, depreciation and amortization. Pursuant to Section 23.02 of the Management Agreement, the Management Agreement was automatically assigned to Southboat upon the execution of its Agreement of Limited Partnership.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               EXHIBIT  DESCRIPTION
                 NO.

                10.01 Agreement of Limited Partnership of Southboat Limited Partnership, a Missouri limited partnership, effective as of May 1, 1995, by and between Showboat Lemay, Inc. and Futuresouth, Inc.

                10.02   Management Agreement dated May 2, 1995, by and  between
                        Southboat   Partnership  (a  predecessor  of  Southboat
                        Limited Partnership) and Showboat Operating Company; Administrative Services Agreement dated May 2, 1995, by and between Southboat Partnership and Showboat Operating Company; and Trademark License Agreement dated May 2, 1995, by and between Southboat Partnership and Showboat, Inc.

                10.03   Lease  and  Development  Agreement  dated  October  13,
                        1995,  by  and  between  the  St.  Louis  County   Port
                        Authority and Southboat Limited Partnership.

                10.04 Escrow Agreement dated October 13, 1995, by and between the St. Louis County Port Authority, Southboat Limited Partnership, Showboat, Inc. and Boatmen's Trust Company.

                10.05 Guarantee of Minimum Rent dated October 13, 1995, by Showboat, Inc.

                10.06 Guarantee of Completion dated October 13, 1995, by Showboat, Inc.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SHOWBOAT, INC.
                                   (Registrant)


Dated:  October 26, 1995           By:  /s/
                                        H. Gregory Nasky
                                        Executive Vice President and Secretary

                          EXHIBIT INDEX



 EXHIBIT                        DESCRIPTION                          PAGE
   NO.

  10.01 Agreement of Limited Partnership of Southboat Limited Partnership, a Missouri limited partnership, effective as of May 1, 1995, by and between Showboat Lemay, Inc. and Futuresouth, Inc.

  10.02 Management Agreement dated May 2, 1995, by and between Southboat Partnership (a predecessor of Southboat Limited Partnership) and Showboat Operating Company; Administrative Services Agreement dated May 2, 1995, by and between Southboat Partnership and Showboat Operating Company; and Trademark License Agreement dated May 2, 1995, by and between Southboat Partnership and Showboat Inc.

  10.03 Lease and Development Agreement dated October 13, 1995, by and between the St. Louis County Port Authority and Southboat Limited Partnership.

  10.04 Escrow Agreement dated October 13, 1995, by and between the St. Louis County Port Authority, Southboat Limited Partnership, Showboat, Inc. and Boatmen's Trust Company.

  10.05   Guarantee  of  Minimum Rent dated October 13,  1995,  by
          Showboat, Inc.

  10.06   Guarantee  of  Completion dated  October  13,  1995,  by
          Showboat, Inc.